   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 19, 2002


                                                     REGISTRATION NO. 333-100013
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 3

                                       TO

                                    FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                          TECHNICAL OLYMPIC USA, INC.*
             (Exact name of registrant as specified in its charter)

             DELAWARE                             1520                            76-0460831
 (State or other jurisdiction of      (Primary Standard Industrial             (I.R.S. Employer
  incorporation or organization)      Classification Code Number)           Identification Number)

                                                                PATRICIA M. PETERSEN, ESQ.
                                                                   4000 HOLLYWOOD BLVD.
               4000 HOLLYWOOD BLVD.                                   SUITE 500 NORTH
                  SUITE 500 NORTH                                HOLLYWOOD, FLORIDA 33021
             HOLLYWOOD, FLORIDA 33021                                 (954) 364-4024
                  (954) 364-4000                                   (954) 364-4020 (FAX)
           (Address, including zip code,             (Name, address, including zip code, and telephone
    and telephone number, including area code,                            number,
   of Registrant's principal executive offices)         including area code, of agent for service)

                             ---------------------

                                    COPY TO:
                              T. MARK KELLY, ESQ.
                             VINSON & ELKINS L.L.P.
                             2300 FIRST CITY TOWER
                               1001 FANNIN STREET
                           HOUSTON, TEXAS 77002-6760
                                  713-758-4592
                               713-615-5531 (FAX)

                             ---------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
                             ---------------------

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

* Includes certain subsidiaries of Technical Olympic USA, Inc. identified on the following pages.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                ADLER REALTY CO.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            59-1807418
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                               ADRO CONST., INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                          65-0015243                            1520
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                        NEWMARK FINANCE AFFILIATE, LTD.
             (Exact name of registrant as specified in its charter)

              TEXAS                              1520                            76-0171088
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                          NEWMARK FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)

              TEXAS                              1520                            76-0171087
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                            NEWMARK HOME CORPORATION
             (Exact name of registrant as specified in its charter)

             NEVADA                              1520                            76-0460834
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                          NEWMARK HOMES BUSINESS TRUST
             (Exact name of registrant as specified in its charter)

            DELAWARE                             1520                            76-6166146
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                               NEWMARK HOMES L.P.
             (Exact name of registrant as specified in its charter)

              TEXAS                              1520                            76-0515833
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                         NEWMARK HOMES PURCHASING, L.P.
             (Exact name of registrant as specified in its charter)

              TEXAS                              1520                            76-0660771
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                                NHC HOMES, INC.
             (Exact name of registrant as specified in its charter)

             NEVADA                              1520                            88-0369697
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                             NMH INVESTMENTS, INC.
             (Exact name of registrant as specified in its charter)

             NEVADA                              1520                            86-0855036
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                        PACIFIC UNITED DEVELOPMENT CORP.
             (Exact name of registrant as specified in its charter)

             NEVADA                              1520                            75-2504956
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                              PACIFIC UNITED L.P.
             (Exact name of registrant as specified in its charter)

              TEXAS                              1520                            75-2677699
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                                   PUDC, INC.
             (Exact name of registrant as specified in its charter)

             NEVADA                              1520                            88-0369698
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                              TAP ACQUISITION CO.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-0561547
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                           THE ADLER COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-0557004
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                              BANYAN TRAILS, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-0775403
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                           ENGLE HOMES DELAWARE, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                             1520                            51-0394120
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                          ENGLE HOMES FINANCING, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                             1520                            51-0394121
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                            ENGLE HOMES REALTY, INC.
             (Exact name of registrant as specified in its charter)

             GEORGIA                             1520                            65-0816680
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                               ENGLE HOMES, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            59-2214791
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                     ENGLE HOMES/ARIZONA CONSTRUCTION, INC.
             (Exact name of registrant as specified in its charter)

             ARIZONA                             1520                            86-0873699
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                           ENGLE HOMES/ARIZONA, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-0482568
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                           ENGLE HOMES/ATLANTA, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-0357420
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                           ENGLE HOMES/BROWARD, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-0389397
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                           ENGLE HOMES/COLORADO, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-0496809
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                           ENGLE HOMES/GEORGIA, INC.
             (Exact name of registrant as specified in its charter)

             GEORGIA                             1520                            58-2394990
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                          ENGLE HOMES/GULF COAST, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-0429651
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                         ENGLE HOMES/JACKSONVILLE, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-0839876
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                       ENGLE HOMES/LAKE BERNADETTE, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            59-3288055
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                        ENGLE HOMES/NORTH CAROLINA, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-0482564
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                           ENGLE HOMES/ORLANDO, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-0326491
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                          ENGLE HOMES/PALM BEACH, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-0388379
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                           ENGLE HOMES/PEMBROKE, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-0470740
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                      ENGLE HOMES/SOUTHWEST FLORIDA, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-0559002
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                            ENGLE HOMES/TEXAS, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-0424508
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                           ENGLE HOMES/VIRGINIA, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-0482565
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                             GREENLEAF HOMES, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-0762713
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                          PEMBROKE FALLS REALTY, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-0698225
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                        PREFERRED BUILDERS REALTY, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            59-2552841
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                        PREFERRED HOME MORTGAGE COMPANY
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-0325930
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                       PRESTIGE ABSTRACT & TITLE, L.L.C.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-0883517
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                       PROFESSIONAL ADVANTAGE TITLE, LTD.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-0883517
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                         ST. TROPEZ AT BOCA GOLF, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-0304088
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                           SILVERLAKE INTERESTS, L.C.
             (Exact name of registrant as specified in its charter)

              TEXAS                              1520                            74-2900725
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                            TECHNICAL MORTGAGE, L.P.
             (Exact name of registrant as specified in its charter)

              TEXAS                              1520                            74-2994172
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                             TM INVESTMENTS, L.L.C.
             (Exact name of registrant as specified in its charter)

              TEXAS                              1520                            76-0696514
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                           UNIVERSAL LAND TITLE, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-2630287
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                       UNIVERSAL LAND TITLE AGENCY, INC.
             (Exact name of registrant as specified in its charter)

             ARIZONA                             1520                            59-2630287
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                   UNIVERSAL LAND TITLE INVESTMENT #1, L.L.C.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            01-0587412
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                   UNIVERSAL LAND TITLE INVESTMENT #2, L.L.C.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            01-0587430
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                   UNIVERSAL LAND TITLE INVESTMENT #3, L.L.C.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            01-0587451
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                   UNIVERSAL LAND TITLE INVESTMENT #4, L.L.C.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            01-0587464
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                  UNIVERSAL LAND TITLE OF SOUTH FLORIDA, LTD.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-1079806
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                      UNIVERSAL LAND TITLE OF TEXAS, INC.
             (Exact name of registrant as specified in its charter)

              TEXAS                              1520                            65-0866344
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                 UNIVERSAL LAND TITLE OF THE PALM BEACHES, LTD.
             (Exact name of registrant as specified in its charter)

             FLORIDA                             1520                            65-0796917
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

                     UNIVERSAL LAND TITLE OF VIRGINIA, INC.
             (Exact name of registrant as specified in its charter)

            VIRGINIA                             1520                            54-1989157
 (State or other jurisdiction of     (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)          Identification Number)

THE SOLE PURPOSE OF THIS AMENDMENT IS TO AMEND THE SIGNATURE PAGES. NO CHANGES HAVE BEEN MADE TO THE PROSPECTUS.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

     Subsection (a) of Section 145 of the General Corporation Law of the State of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been made to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     Section 145 further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145 in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that indemnification provided for by Section 145 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person's heirs, executors and administrators; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

     Section 102(b)(7) of the General Corporation Law of the State of Delaware provides that a certificate of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director provided that such provision shall not eliminate or limit the liability of a director (1) for any breach of the director's duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the Delaware General Corporation Law, or (4) for any transaction from which the director derived an improper personal benefit.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits. The following exhibits are filed herewith pursuant to the requirements of Item 601 of Regulation S-K:

EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
 1.1           Purchase Agreement dated June 14, 2002, between Newmark
               Homes Corp., certain direct and indirect subsidiaries of
               Newmark, Salomon Smith Barney Inc., Deutsche Bank Securities
               Inc. and Fleet Securities, Inc. as the Initial Purchasers
               (incorporated by reference to Exhibit 1.1 to the Company's
               Current Report on Form 8-K dated July 9, 2002).
 2.1           Agreement and Plan of Merger dated April 8, 2002, by and
               among Newmark Homes Corp., Engle Holdings Corp., and
               Technical Olympic, Inc. (incorporated by reference to
               Exhibit 99.A to the Company's Information Statement on
               Schedule 14-C filed with the Commission on June 3, 2002).
 3.1           Certificate of Incorporation of Newmark Homes Corp.
               (incorporated by reference to Exhibit 3.1 to the Company's
               Current Report on Form 8-K dated March 23, 2001).
 3.2**         Certificate of Amendment to the Certificate of
               Incorporation.
 3.3**         Amended and Restated Bylaws.
 4.2           Indenture, dated as of June 25, 2002, by and among Technical
               Olympic USA, Inc. and the subsidiaries named therein and
               Wells Fargo Bank Minnesota, National Association, as trustee covering up to $200,000,000 9% Senior Notes due 2010
               (incorporated herein by reference to Exhibit 4.1 to the
               Company's Current Report on Form 8-K dated July 9, 2002).
 4.3           Indenture, dated as of June 25, 2002 by and among Technical
               Olympic USA, Inc., the subsidiaries name therein and Wells
               Fargo Bank Minnesota, National Association, as trustee
               covering up to $150,000,000 10 3/8% Senior Subordinated
               Notes due 2012 (incorporated by reference to Exhibit 4.2 to the Company's Current Report on Form 8-K dated July 9,
               2002).
 4.4**         Supplemental Indenture for the 9% Senior Notes due 2010,
               dated July 24, 2002 by and among Technical Olympic USA, Inc.
               and the subsidiaries named therein and Wells Fargo Bank
               Minnesota, National Association, as trustee.
 4.5**         Supplemental Indenture for the 10 3/8% Senior Subordinated
               Notes due 2012, dated July 24, 2002 by and among Technical
               Olympic USA, Inc. and the subsidiaries named therein and
               Wells Fargo Bank Minnesota, National Association, as
               trustee.
 4.6           Form of Technical Olympic USA, Inc. 9% Senior Note due 2010
               (included in Exhibit A to Exhibit 4.2).
 4.7           Form of Technical Olympic USA, Inc. 10 3/8% Senior
               Subordinated Note due 2012 (included in Exhibit A of Exhibit
               4.3).
 4.8           Registration Rights Agreement dated June 25, 2002, among
               Technical Olympic USA, Inc., certain direct and indirect
               subsidiaries of Technical Olympic USA, Inc., Salomon Smith
               Barney, Inc., Deutsche Bank Securities, Inc. and Fleet
               Securities, Inc. relating to the Senior Notes (incorporated by reference to Exhibit 4.3 to the Company's Current Report on Form 8-K dated July 9, 2002).
 4.9           Registration Rights Agreement dated June 25, 2002, among
               Technical Olympic USA, Inc., certain direct and indirect
               subsidiaries of Technical Olympic USA, Inc., Salomon Smith
               Barney Inc., Deutsche Bank Securities Inc. and Fleet
               Securities, Inc. relating to the Senior Subordinated Notes
               (incorporated by reference to Exhibit 4.4 to the Company's
               Current Report on Form 8-K dated July 9, 2002).
 4.10          Registration Rights Agreement dated June 25, 2002, among
               Technical Olympic USA, Inc. and Technical Olympic, Inc.
               (incorporated by reference to Exhibit 2.2 to the Company's
               Current Report on Form 8-K dated July 9, 2002).
 5.1**         Form of Opinion of Vinson & Elkins L.L.P. regarding the
               validity of the securities being registered.
10.1           Credit Agreement dated June 25, 2002, among Technical
               Olympic USA, Inc., the Lenders and Issuers named therein,
               Citicorp North America, Inc. as Administrative Agent, Fleet
               National Bank as Documentation Agent and Salomon Smith
               Barney Inc. as Sole Arranger and Sole Book Manager
               (incorporated by reference to Exhibit 99.2 to the Company's
               Current Report on Form 8-K dated July 9, 2002).

EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
10.2           Employment Agreement between Newmark Homes Corp. and Antonio
               B. Mon dated April 5, 2002, effective June 25, 2002
               (incorporated by reference to Exhibit 99.E to the Company's
               Information Statement on Schedule 14-C filed on June 3,
               2002).
10.3           Employment Agreement between Technical Olympic USA, Inc. and
               Tommy L. McAden dated July 12, 2002, effective June 25, 2002
               (incorporated by reference to Exhibit 10.10 to the Company's quarterly report on Form 10-Q filed August 13, 2002).
10.4           Technical Olympic USA, Inc. Annual and Long-Term Incentive
               Plan (incorporated by reference to the Company's Form S-8
               filed September 9, 2002).
12.1**         Statement Re: Ratio of Earnings to Fixed Charges.
23.1**         Consent of Ernst & Young LLP independent certified public
               accountants.
23.2**         Consent of BDO Seidman, LLP independent certified public
               accountants.
23.3**         Consent of BDO Seidman, LLP independent certified public
               accountants.
23.4**         Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).
24.1**         Power of Attorney (included in the signature pages of this
               Registration Statement).
24.2**         Form of Power of Attorney.
25.1**         Statement of Eligibility on form T-1 of Wells Fargo Bank
               Minnesota National Association with respect to the 9% Senior
               Notes due 2010 and the 10 3/8% Senior Subordinated Notes due
               2012.
99.1**         Form of Letter of Transmittal (Senior Notes).
99.2**         Form of Letter of Transmittal (Senior Subordinated Notes).


---------------


** Filed previously.


ITEM 22.  UNDERTAKINGS

     The undersigned registrants hereby undertake:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of a prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by these paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities and Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4) If the registrant is a foreign private issuer, to file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A. of Form 20-F at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Act need not be furnished, provided that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (a)(4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of any Registrant, we have been advised that in the opinion of the Commission such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by any Registrant of expenses incurred or paid by a director, officer or controlling person of such Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     Each Registrant hereby undertakes:

          (1) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request;

          (2) That, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

          (3) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired therein, that was not the subject of and included in the Registration Statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida on November 19, 2002.


                                          TECHNICAL OLYMPIC USA, INC.

                                          By:      /s/ TOMMY L. MCADEN
                                            ------------------------------------
                                                     Tommy L. McAden
                                              Vice-President -- Finance and
                                                      Administration
                                               and Chief Financial Officer

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated below:


                    SIGNATURE                                   CAPACITY                     DATE
                    ---------                                   --------                     ----

                        *                               Executive Vice Chairman,       November 19, 2002
 ------------------------------------------------      President, Chief Executive
                  Antonio B. Mon                          Officer and Director
                                                      (Principal Executive Officer


               /s/ TOMMY L. MCADEN                    Vice President -- Finance and    November 19, 2002
 ------------------------------------------------       Administration and Chief
                 Tommy L. McAden                            Financial Officer
                                                      (Principal Financial Officer)


               /s/ RANDY L. KOTLER                      Chief Accounting Officer       November 19, 2002
 ------------------------------------------------    (Principal Accounting Officer)
                 Randy L. Kotler


                        *                                 Chairman of the Board        November 19, 2002
 ------------------------------------------------
               Constantine Stengos


                        *                                Executive Vice Chairman       November 19, 2002
 ------------------------------------------------             and Director
                Yannis Delikanakis


                        *                                Emeritus Vice Chairman        November 19, 2002
 ------------------------------------------------             and Director
                Lonnie M. Fedrick


                        *                                       Director               November 19, 2002
 ------------------------------------------------
                 Andreas Stengos


                        *                                       Director               November 19, 2002
 ------------------------------------------------
                  George Stengos


                        *                                       Director               November 19, 2002
 ------------------------------------------------
                 Larry D. Horner

                    SIGNATURE                                   CAPACITY                     DATE
                    ---------                                   --------                     ----

                        *                                       Director               November 19, 2002
 ------------------------------------------------
                William A. Hasler


                        *                                       Director               November 19, 2002
 ------------------------------------------------
                Michael J. Poulos


                        *                                       Director               November 19, 2002
 ------------------------------------------------
                Michael S. Stevens

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida on November 19, 2002.


                                          ADLER REALTY CO.
                                          ADRO CONST., INC.
                                          TAP ACQUISITION CO.
                                          THE ADLER COMPANIES, INC.

                                          By:      /s/ TOMMY L. MCADEN
                                            ------------------------------------
                                                      Tommy L. McAden
                                                  President and Treasurer

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below:

                                ADLER REALTY CO.
                               ADRO CONST., INC.
                              TAP ACQUISITION CO.
                           THE ADLER COMPANIES, INC.


                    SIGNATURE                                   CAPACITY                     DATE
                    ---------                                   --------                     ----

               /s/ TOMMY L. MCADEN                    President, Treasurer and Sole    November 19, 2002
 ------------------------------------------------    Director (Principal Executive,
                 Tommy L. McAden                        Accounting and Financial
                                                                Officer)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida on November 19, 2002.


                                          BANYAN TRAILS, INC.
                                          ENGLE HOMES REALTY, INC.
                                          ENGLE HOMES/ARIZONA CONSTRUCTION, INC.
                                          ENGLE HOMES/ARIZONA, INC.
                                          ENGLE HOMES/ATLANTA, INC.
                                          ENGLE HOMES/BROWARD, INC.
                                          ENGLE HOMES/COLORADO, INC.
                                          ENGLE HOMES/GEORGIA, INC.
                                          ENGLE HOMES/GULF COAST, INC.
                                          ENGLE HOMES/JACKSONVILLE, INC.
                                          ENGLE HOMES/LAKE BERNADETTE, INC.
                                          ENGLE HOMES/NORTH CAROLINA, INC.
                                          ENGLE HOMES/ORLANDO, INC.
                                          ENGLE HOMES/PALM BEACH, INC.
                                          ENGLE HOMES/PEMBROKE, INC.
                                          ENGLE HOMES/SOUTHWEST FLORIDA, INC.
                                          ENGLE HOMES/TEXAS, INC.
                                          ENGLE HOMES/VIRGINIA, INC.
                                          GREENLEAF HOMES, INC.
                                          PEMBROKE FALLS REALTY, INC.
                                          PREFERRED BUILDERS REALTY, INC.
                                          ST. TROPEZ AT BOCA GOLF, INC.

                                          By:      /s/ TOMMY L. MCADEN
                                            ------------------------------------
                                                      Tommy L. McAden
                                               Vice-President -- Finance and
                                                       Administration

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below:



                 /s/ ERIC ECKBERG                       President of Engle Homes/      November 19, 2002
 ------------------------------------------------            Colorado, Inc.
                   Eric Eckberg                       (Principal Executive Officer)


                 /s/ SERGE GOOTAN                       President of Engle Homes/      November 19, 2002
 ------------------------------------------------           Gulf Coast, Inc.
                   Serge Gootan                       (Principal Executive Officer)


              /s/ WILLIAM CARMICHAEL                    President of Engle Homes/      November 19, 2002
 ------------------------------------------------             Orlando, Inc.
                William Carmichael                    (Principal Executive Officer)



                /s/ DAVID A. COBB                       President of Engle Homes/      November 19, 2002
 ------------------------------------------------        Southwest Florida, Inc.
                  David A. Cobb                       (Principal Executive Officer)


               /s/ RICHARD ALBERQUE                     President of Engle Homes/      November 19, 2002
 ------------------------------------------------              Texas, Inc.
                 Richard Alberque                     (Principal Executive Officer)


               /s/ BRUCE LEINBERGER                     President of Engle Homes/      November 19, 2002
 ------------------------------------------------            Virginia, Inc.
                 Bruce Leinberger                     (Principal Executive Officer)


                /s/ DOMINIC RIZZO                      President of Pembroke Falls     November 19, 2002
 ------------------------------------------------             Realty, Inc.
                  Dominic Rizzo                       (Principal Executive Officer)


                /s/ PAUL ACKERMAN                    President of Preferred Builders   November 19, 2002
 ------------------------------------------------             Realty, Inc.
                  Paul Ackerman                       (Principal Executive Officer)


                              BANYAN TRAILS, INC.
                       ENGLE HOMES/LAKE BERNADETTE, INC.
                        ENGLE HOMES/NORTH CAROLINA, INC.
                          ENGLE HOMES/PALM BEACH, INC.


                    SIGNATURE                                   CAPACITY                     DATE
                    ---------                                   --------                     ----

               /s/ HARRY ENGELSTEIN                  President (Principal Executive    November 19, 2002
 ------------------------------------------------               Officer)
                 Harry Engelstein


                        *                              Vice President and Director     November 19, 2002
 ------------------------------------------------
                  Antonio B. Mon


               /s/ TOMMY L. MCADEN                    Vice President -- Finance and    November 19, 2002
 ------------------------------------------------     Administration, Treasurer and
                 Tommy L. McAden                      Director (Principal Financial
                                                         and Accounting Officer)


                        *                              Vice President and Director     November 19, 2002
 ------------------------------------------------
                 John A. Kraynick


                        *                              Vice President and Director     November 19, 2002
 ------------------------------------------------
                Yannis Delikanakis

                           ENGLE HOMES/ATLANTA, INC.
                            ENGLE HOMES REALTY, INC.


                    SIGNATURE                                   CAPACITY                     DATE
                    ---------                                   --------                     ----

                  /s/ GUY CRAMB                      President (Principal Executive    November 19, 2002
 ------------------------------------------------               Officer)
                    Guy Cramb


                        *                              Vice President and Director     November 19, 2002
 ------------------------------------------------
                  Antonio B. Mon


               /s/ TOMMY L. MCADEN                    Vice President -- Finance and    November 19, 2002
 ------------------------------------------------     Administration, Treasurer and
                 Tommy L. McAden                      Director (Principal Financial
                                                         and Accounting Officer)


                        *                              Vice President and Director     November 19, 2002
 ------------------------------------------------
                 John A. Kraynick


                        *                              Vice President and Director     November 19, 2002
 ------------------------------------------------
                Yannis Delikanakis


                     ENGLE HOMES/ARIZONA CONSTRUCTION, INC.
                           ENGLE HOMES/ARIZONA, INC.


                    SIGNATURE                                   CAPACITY                     DATE
                    ---------                                   --------                     ----

                        *                            President (Principal Executive    November 19, 2002
 ------------------------------------------------               Officer)
                  Mark R. Upton


                        *                              Vice President and Director     November 19, 2002
 ------------------------------------------------
                  Antonio B. Mon


               /s/ TOMMY L. MCADEN                    Vice President -- Finance and    November 19, 2002
 ------------------------------------------------     Administration, Treasurer and
                 Tommy L. McAden                      Director (Principal Financial
                                                         and Accounting Officer)


                        *                              Vice President and Director     November 19, 2002
 ------------------------------------------------
                 John A. Kraynick


                        *                              Vice President and Director     November 19, 2002
 ------------------------------------------------
                Yannis Delikanakis

                           ENGLE HOMES/BROWARD, INC.
                           ENGLE HOMES/PEMBROKE, INC.


                    SIGNATURE                                   CAPACITY                     DATE
                    ---------                                   --------                     ----

               /s/ RONALD L. YUTER                   President (Principal Executive    November 19, 2002
 ------------------------------------------------               Officer)
                 Ronald L. Yuter


                        *                              Vice President and Director     November 19, 2002
 ------------------------------------------------
                  Antonio B. Mon


               /s/ TOMMY L. MCADEN                    Vice President -- Finance and    November 19, 2002
 ------------------------------------------------     Administration, Treasurer and
                 Tommy L. McAden                      Director (Principal Financial
                                                         and Accounting Officer)


                        *                              Vice President and Director     November 19, 2002
 ------------------------------------------------
                 John A. Kraynick


                        *                              Vice President and Director     November 19, 2002
 ------------------------------------------------
                Yannis Delikanakis


                           ENGLE HOMES/COLORADO, INC.
                          ENGLE HOMES/GULF COAST, INC.
                           ENGLE HOMES/ORLANDO, INC.
                      ENGLE HOMES/SOUTHWEST FLORIDA, INC.
                            ENGLE HOMES/TEXAS, INC.
                           ENGLE HOMES/VIRGINIA, INC.
                          PEMBROKE FALLS REALTY, INC.
                        PREFERRED BUILDERS REALTY, INC.


                    SIGNATURE                                   CAPACITY                     DATE
                    ---------                                   --------                     ----

                        *                              Vice President and Director     November 19, 2002
 ------------------------------------------------
                  Antonio B. Mon


               /s/ TOMMY L. MCADEN                    Vice President -- Finance and    November 19, 2002
 ------------------------------------------------     Administration, Treasurer and
                 Tommy L. McAden                      Director (Principal Financial
                                                         and Accounting Officer)


                        *                              Vice President and Director     November 19, 2002
 ------------------------------------------------
                 John A. Kraynick


                        *                              Vice President and Director     November 19, 2002
 ------------------------------------------------
                Yannis Delikanakis

                           ENGLE HOMES/GEORGIA, INC.
                         ENGLE HOMES/JACKSONVILLE, INC.
                             GREENLEAF HOMES, INC.
                         ST. TROPEZ AT BOCA GOLF, INC.


                    SIGNATURE                                   CAPACITY                     DATE
                    ---------                                   --------                     ----

                        *                                President and Director        November 19, 2002
 ------------------------------------------------     (Principal Executive Officer)
                  Antonio B. Mon


               /s/ TOMMY L. MCADEN                    Vice President -- Finance and    November 19, 2002
 ------------------------------------------------     Administration, Treasurer and
                 Tommy L. McAden                      Director (Principal Financial
                                                         and Accounting Officer)


                        *                              Vice President and Director     November 19, 2002
 ------------------------------------------------
                 John A. Kraynick


                        *                              Vice President and Director     November 19, 2002
 ------------------------------------------------
                Yannis Delikanakis

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida on November 19, 2002.


                                          UNIVERSAL LAND TITLE AGENCY, INC.
                                          UNIVERSAL LAND TITLE, INC.
                                          UNIVERSAL LAND TITLE OF VIRGINIA, INC.
                                          UNIVERSAL LAND TITLE OF TEXAS, INC.

                                          By:      /s/ TOMMY L. MCADEN
                                            ------------------------------------
                                                      Tommy L. McAden
                                               Vice-President -- Finance and
                                                        Administration

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below:

                       UNIVERSAL LAND TITLE AGENCY, INC.
                           UNIVERSAL LAND TITLE, INC.
                     UNIVERSAL LAND TITLE OF VIRGINIA, INC.
                      UNIVERSAL LAND TITLE OF TEXAS, INC.


                    SIGNATURE                                   CAPACITY                     DATE
                    ---------                                   --------                     ----
                        *                              Vice President and Director     November 19, 2002
 ------------------------------------------------
                  Antonio B. Mon


               /s/ TOMMY L. MCADEN                    Vice-President -- Finance and    November 19, 2002
 ------------------------------------------------     Administration, Treasurer and
                 Tommy L. McAden                      Director (Principal Financial
                                                         and Accounting Officer)


                        *                              Vice President and Director     November 19, 2002
 ------------------------------------------------
                 John A. Kraynick


                        *                              Vice President and Director     November 19, 2002
 ------------------------------------------------
                Yannis Delikanakis


                        *                                President and Director        November 19, 2002
 ------------------------------------------------     (Principal Executive Officer)
                  Michael Glass

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami State of Florida on November 19, 2002.


                                          NEWMARK FINANCE CORPORATION

                                          By:      /s/ TOMMY L. MCADEN
                                            ------------------------------------
                                                      Tommy L. McAden
                                               Vice-President -- Finance and
                                                        Administration

                                          NEWMARK FINANCE AFFILIATE, LTD.

                                          By: NEWMARK FINANCE CORPORATION
                                            as general partner

                                          By:      /s/ TOMMY L. MCADEN
                                            ------------------------------------
                                                      Tommy L. McAden
                                               Vice-President -- Finance and
                                                        Administration

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below:


                   SIGNATURE                                  CAPACITY                   DATE
                   ---------                                  --------                   ----

                       *                              Sole Director of Newmark       November 19,
------------------------------------------------        Finance Corporation              2002
                Andreas Stengos


                /s/ TERRY WHITE                      Vice President of Newmark       November 19,
------------------------------------------------   Finance Corporation (Principal        2002
                  Terry White                           Accounting Officer)


               /s/ LONNIE FEDRICK                   President of Newmark Finance     November 19,
------------------------------------------------       Corporation (Principal            2002
                 Lonnie Fedrick                          Executive Officer)


                /s/ TOMMY MCADEN                   Vice-President -- Finance and     November 19,
------------------------------------------------     Administration of Newmark           2002
                  Tommy McAden                     Finance Corporation (Principal
                                                         Financial Officer)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami State of Florida on November 19, 2002.


                                          ENGLE HOMES DELAWARE, INC.
                                          ENGLE HOMES FINANCING, INC.

                                          By:      /s/ TOMMY L. MCADEN
                                            ------------------------------------
                                                      Tommy L. McAden
                                               Vice-President -- Finance and
                                                        Administration

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below:

                           ENGLE HOMES DELAWARE, INC.
                          ENGLE HOMES FINANCING, INC.


                    SIGNATURE                                   CAPACITY                     DATE
                    ---------                                   --------                     ----

                        *                                       Director               November 19, 2002
 ------------------------------------------------
                   Paul Leikert


                        *                               Secretary, Treasurer and       November 19, 2002
 ------------------------------------------------               Director
                 Joan Dobrzynski


                        *                                       Director               November 19, 2002
 ------------------------------------------------
                  Holly Hubenak


                /s/ MILDRED SMITH                    President (Principal Executive    November 19, 2002
 ------------------------------------------------               Officer)
                  Mildred Smith


               /s/ TOMMY L. MCADEN                    Vice-President -- Finance and    November 19, 2002
 ------------------------------------------------       Administration (Principal
                 Tommy L. McAden                        Financial and Accounting
                                                                Officer)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami State of Florida on November 19, 2002.


                                          NHC HOMES, INC.
                                          NMH INVESTMENTS, INC.
                                          PUDC, INC.

                                          By:      /s/ TOMMY L. MCADEN
                                            ------------------------------------
                                                      Tommy L. McAden
                                               Vice-President -- Finance and
                                                        Administration

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below:

                                NHC HOMES, INC.
                             NMH INVESTMENTS, INC.
                                   PUDC, INC.


                    SIGNATURE                                   CAPACITY                     DATE
                    ---------                                   --------                     ----

                        *                             President, Treasurer and Sole    November 19, 2002
 ------------------------------------------------     Director (Principal Executive
                Yannis Delikanakis                              Officer)


               /s/ TOMMY L. MCADEN                    Vice-President -- Finance and    November 19, 2002
 ------------------------------------------------       Administration (Principal
                 Tommy L. McAden                        Financial and Accounting
                                                                Officer)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami State of Florida on November 19, 2002.


                                          NEWMARK HOMES BUSINESS TRUST

                                          By:      /s/ TOMMY L. MCADEN
                                            ------------------------------------
                                                      Tommy L. McAden
                                               Vice-President -- Finance and
                                                        Administration

                                          NEWMARK HOMES PURCHASING, L.P.

                                          By: NEWMARK HOMES BUSINESS TRUST
                                            NEWMARK HOMES BUSINESS TRUST
                                            as general partner

                                          By:      /s/ TOMMY L. MCADEN
                                            ------------------------------------
                                                      Tommy L. McAden
                                               Vice-President -- Finance and
                                                        Administration

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below:

                          NEWMARK HOMES BUSINESS TRUST


                    SIGNATURE                                   CAPACITY                     DATE
                    ---------                                   --------                     ----

                 /s/ TERRY WHITE                       President and Sole Managing     November 19, 2002
 ------------------------------------------------     Trustee (Principal Executive
                   Terry White                                  Officer)


               /s/ TOMMY L. MCADEN                    Vice-President -- Finance and    November 19, 2002
 ------------------------------------------------       Administration (Principal
                 Tommy L. McAden                        Financial and Accounting
                                                                Officer)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida on November 19, 2002.


                                          ENGLE HOMES, INC.

                                          By:      /s/ TOMMY L. MCADEN
                                            ------------------------------------
                                                      Tommy L. McAden
                                               Vice-President -- Finance and
                                                        Administration

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below:

                               ENGLE HOMES, INC.


                    SIGNATURE                                   CAPACITY                     DATE
                    ---------                                   --------                     ----

                        *                              President, Chief Executive      November 19, 2002
 ------------------------------------------------    Officer and Director (Principal
                  Antonio B. Mon                           Executive Officer)


               /s/ TOMMY L. MCADEN                      Chief Financial Officer,       November 19, 2002
 ------------------------------------------------              Treasurer,
                 Tommy L. McAden                     Vice-President  --  Finance and
                                                       Administration and Director
                                                        (Principal Financial and
                                                           Accounting Officer)


                        *                                       Director               November 19, 2002
 ------------------------------------------------
               Constantine Stengos


                        *                              Vice President and Director     November 19, 2002
 ------------------------------------------------
                Yannis Delikanakis


                        *                                       Director               November 19, 2002
 ------------------------------------------------
                  George Stengos


                        *                                       Director               November 19, 2002
 ------------------------------------------------
                 Andreas Stengos


                        *                                       Director               November 19, 2002
 ------------------------------------------------
                   Ronald Korn

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami State of Florida on November 19, 2002.


                                          PREFERRED HOME MORTGAGE COMPANY

                                          By:      /s/ TOMMY L. MCADEN
                                            ------------------------------------
                                                      Tommy L. McAden
                                               Vice-President -- Finance and
                                                        Administration

                                          TM INVESTMENTS, L.L.C.

                                          By: PREFERRED HOME MORTGAGE COMPANY
                                            as its managing member

                                          By:      /s/ TOMMY L. MCADEN
                                            ------------------------------------
                                                      Tommy L. McAden
                                               Vice-President -- Finance and
                                                        Administration

                                          TECHNICAL MORTGAGE, L.P.

                                          By: TM INVESTMENTS, L.L.C.,
                                            its general partner

                                          By: PREFERRED HOME MORTGAGE COMPANY
                                            as its managing member

                                          By:      /s/ TOMMY L. MCADEN
                                            ------------------------------------
                                                      Tommy L. McAden
                                               Vice-President -- Finance and
                                                        Administration

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below:


                    SIGNATURE                                   CAPACITY                     DATE
                    ---------                                   --------                     ----

                        *                            Vice President and Director of    November 19, 2002
 ------------------------------------------------    Preferred Home Mortgage Company
                  Antonio B. Mon


                        *                            Vice President and Director of    November 19, 2002
 ------------------------------------------------    Preferred Home Mortgage Company
                 John A. Kraynick


               /s/ TOMMY L. MCADEN                    Vice-President -- Finance and    November 19, 2002
 ------------------------------------------------    Administration and Director of
                 Tommy L. McAden                     Preferred Home Mortgage Company
                                                      (Principal Financial Officer
                                                         and Accounting Officer)


                        *                              Director of Preferred Home      November 19, 2002
 ------------------------------------------------           Mortgage Company
                  Holly Hubenak


                 /s/ PAUL LEIKERT                      President of Preferred Home     November 19, 2002
 ------------------------------------------------      Mortgage Company (Principal
                   Paul Leikert                            Executive Officer)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida on November 19, 2002.



                                          UNIVERSAL LAND TITLE INVESTMENT #1,
                                          L.L.C.,
                                            for itself and as general partner of
                                            Universal Land Title of South
                                            Florida, Ltd.

                                          UNIVERSAL LAND TITLE INVESTMENT #2,
                                          L.L.C.
                                          UNIVERSAL LAND TITLE INVESTMENT #3,
                                          L.L.C.
                                          UNIVERSAL LAND TITLE INVESTMENT #4,
                                          L.L.C.
                                          PRESTIGE ABSTRACT & TITLE, L.L.C.

                                          By: UNIVERSAL LAND TITLE, INC.
                                            as Managing Member of each
                                              respective entity

                                          By:      /s/ TOMMY L. MCADEN
                                            ------------------------------------
                                                      Tommy L. McAden
                                               Vice-President -- Finance and
                                                        Administration

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below:


                    SIGNATURE                                   CAPACITY                     DATE
                    ---------                                   --------                     ----

                        *                            Vice President and Director of    November 19, 2002
 ------------------------------------------------      Universal Land Title, Inc.
                  Antonio B. Mon


                        *                             Vice-President -- Finance and    November 19, 2002
 ------------------------------------------------    Administration and Director of
                 Tommy L. McAden                       Universal Land Title, Inc.
                                                        (Principal Financial and
                                                           Accounting Officer)


                        *                            Vice President and Director of    November 19, 2002
 ------------------------------------------------      Universal Land Title, Inc.
                 John A. Kraynick


                        *                            Vice President and Director of    November 19, 2002
 ------------------------------------------------      Universal Land Title, Inc.
                Yannis Delikanakis


                        *                               President and Director of      November 19, 2002
 ------------------------------------------------      Universal Land Title, Inc.
                  Michael Glass                       (Principal Executive Officer)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami State of Florida on November 19, 2002.


                                          NEWMARK HOME CORPORATION

                                          By:      /s/ TOMMY L. MCADEN
                                            ------------------------------------
                                                      Tommy L. McAden
                                               Vice-President -- Finance and
                                                        Administration

                                          NEWMARK HOMES L.P.

                                          By: NEWMARK HOME CORPORATION,
                                            as general partner

                                          By:      /s/ TOMMY L. MCADEN
                                            ------------------------------------
                                                      Tommy L. McAden
                                               Vice-President -- Finance and
                                                        Administration

                                          SILVERLAKE INTERESTS, L.C.

                                          By: NEWMARK HOMES L.P.,
                                            as managing member

                                          By: NEWMARK HOME CORPORATION,
                                            as general partner

                                          By:      /s/ TOMMY L. MCADEN
                                            ------------------------------------
                                                      Tommy L. McAden
                                               Vice-President -- Finance and
                                                        Administration

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below:


                    SIGNATURE                                   CAPACITY                     DATE
                    ---------                                   --------                     ----

                        *                             Sole Director of Newmark Home    November 19, 2002
 ------------------------------------------------              Corporation
                 Andreas Stengos


                /s/ LONNIE FEDRICK                     Chief Executive Officer of      November 19, 2002
 ------------------------------------------------       Newmark Home Corporation
                  Lonnie Fedrick                      (Principal Executive Officer)


                 /s/ TERRY WHITE                       Chief Financial Officer of      November 19, 2002
 ------------------------------------------------       Newmark Home Corporation
                   Terry White                        (Principal Financial Officer)


                  /s/ ERIC ROME                        Chief Operating Officer of      November 19, 2002
 ------------------------------------------------       Newmark Home Corporation
                    Eric Rome                        (Principal Accounting Officer)


               /s/ TOMMY L. MCADEN                    Vice-President -- Finance and    November 19, 2002
 ------------------------------------------------    Administration of Newmark Home
                 Tommy L. McAden                               Corporation

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami State of Florida on November 19, 2002.


                                          PACIFIC UNITED DEVELOPMENT CORP

                                          By:      /s/ TOMMY L. MCADEN
                                            ------------------------------------
                                                      Tommy L. McAden
                                               Vice-President -- Finance and
                                                        Administration

                                          PACIFIC UNITED L.P.

                                          By: PACIFIC UNITED DEVELOPMENT CORP.,
                                            as general partner

                                          By:      /s/ TOMMY L. MCADEN
                                            ------------------------------------
                                                      Tommy L. McAden
                                               Vice-President -- Finance and
                                                        Administration

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below:


                    SIGNATURE                                   CAPACITY                     DATE
                    ---------                                   --------                     ----

                        *                               Chief Executive officer,       November 19, 2002
 ------------------------------------------------    President and Sole Director of
                Yannis Delikanakis                     Pacific United Development
                                                       Corp. (Principal Executive
                                                                Officer)


               /s/ GINEA HOSEA KAY                          Controller, Vice           November 19, 2002
 ------------------------------------------------     President-Finance of Pacific
                 Ginea Hosea Kay                        United Development Corp.
                                                              (Controller)


               /s/ TOMMY L. MCADEN                    Vice-President -- Finance and    November 19, 2002
 ------------------------------------------------       Administration (Principal
                 Tommy L. McAden                           Financial Officer)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida on November 19, 2002.


                                          PROFESSIONAL ADVANTAGE TITLE, LTD.
                                          UNIVERSAL LAND TITLE OF THE PALM
                                          BEACHES, LTD.

                                          By: UNIVERSAL LAND TITLE, INC.
                                            as general partner of each
                                              respective entity

                                          By:      /s/ TOMMY L. MCADEN
                                            ------------------------------------
                                                      Tommy L. McAden
                                               Vice-President -- Finance and
                                                        Administration

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below:


                    SIGNATURE                                   CAPACITY                     DATE
                    ---------                                   --------                     ----

                        *                            Vice President and Director of    November 19, 2002
 ------------------------------------------------      Universal Land Title, Inc.
                  Antonio B. Mon


               /s/ TOMMY L. MCADEN                    Vice-President -- Finance and    November 19, 2002
 ------------------------------------------------    Administration and Director of
                 Tommy L. McAden                       Universal Land Title, Inc.
                                                        (Principal Financial and
                                                           Accounting Officer)


                        *                            Vice President and Director of    November 19, 2002
 ------------------------------------------------      Universal Land Title, Inc.
                 John A. Kraynick


                        *                            Vice President and Director of    November 19, 2002
 ------------------------------------------------      Universal Land Title, Inc.
                Yannis Delikanakis


                        *                               President and Director of      November 19, 2002
 ------------------------------------------------      Universal Land Title, Inc.
                  Michael Glass                       (Principal Executive Officer)


 *By:              /s/ TOMMY L. MCADEN
        ------------------------------------------
                     Tommy L. McAden
                   Attorney -- in-Fact